Exhibit 32

                                  CERTIFICATION

     The undersigned certify pursuant to 18 U.S.C. ss. 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended December 29, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 8, 2008                              /s/ Terry M. Dauenhauer
                                                     -----------------------
                                                     President and
                                                     Chief Executive Officer


Date:  February 8, 2008                              /s/ Douglas W. Keller
                                                     --------------------------
                                                     Principal Financial Officer


                                       21